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                             [LOGO] EXCELSIOR FUNDS



                            Fixed Income Portfolios


                                 ANNUAL REPORT

                                 March 31, 2002

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S FIXED INCOME MARKET REVIEW......................................    2
ADVISER'S INVESTMENT REVIEWS
 Managed Income Fund......................................................    3
 Intermediate-Term Managed Income Fund....................................    4
 Short-Term Government Securities Fund....................................    5
 High Yield Fund..........................................................    6
STATEMENTS OF ASSETS AND LIABILITIES......................................    7
STATEMENTS OF OPERATIONS..................................................    8
STATEMENTS OF CHANGES IN NET ASSETS.......................................    9
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS..................   10
PORTFOLIOS OF INVESTMENTS
 Managed Income Fund......................................................   12
 Intermediate-Term Managed Income Fund....................................   14
 Short-Term Government Securities Fund....................................   16
 High Yield Fund..........................................................   17
NOTES TO FINANCIAL STATEMENTS.............................................   19
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.........................   28
DIRECTORS AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX.....................   29
VOTING RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS........................   33
FEDERAL TAX INFORMATION...................................................   34

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

..  Initial Purchase and Prospectus Information and Shareholder Services 1-800-
   446-1012 (From overseas, call 617-483-7297
..  Current Price and Yield Information 1-800-446-1012
..  Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    P.O. Box 8529
    Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

For each of us, our nation, our markets and the world economy the last year proved to be, perhaps, one of the most challenging in several decades.

Prior to the tragic events of September 11, modest market gains during the first fiscal quarter were already eroding, despite two rate cuts by the Federal Reserve. This was due to a seemingly faltering economy and concerns about corporate profits. When the markets re-opened, all the major domestic and international equity market indices fell precipitously, before eventually stabilizing. Our nation, and the financial markets, demonstrated remarkable resilience during the ensuing months. The Federal Reserve cut rates to historically low levels, providing a lift to the fixed-income markets. Consumer confidence remained remarkably steady and the equity markets bounced back, despite the instigation of military action in Afghanistan and revelations of questionable accounting practices at Enron and other major corporations. The latter issue dampened investor confidence in corporate earnings reports as the March 2002 fiscal quarter closed on a flat note.

While the prospects for the U.S. economy seem to be brightening, the world we live in has changed dramatically. As we adapt to the uncertainties of this new environment, we must also re-think our financial needs and objectives. Now, perhaps more than ever, diversification will play a critical role in achieving your investment goals.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

                                          Sincerely,

                                          /s/ Stephen C. Hassenfelt
                                          Stephen C. Hassenfelt
                                          President

EXCELSIOR FUNDS, INC.                      ADVISER'S FIXED INCOME MARKET REVIEW
-------------------------------------------------------------------------------


  The fiscal year that ended on March 31, 2002, was dominated by widely varying perceptions of the economy's health, the direction of interest rates, the Enron accounting scandal, and--in the second half of the year--the terrorist attacks of September 11. All of this spelled volatility for fixed-income securities in the year, as interest rates were mixed to down in the first half, mixed to up in the second.

  In the first fiscal quarter, for instance, bond yields were mixed as short-term interest rates declined sharply in response to multiple Federal Reserve interest rate cuts, and longer-term rates rose on the expectation of a stronger economy later in the year. Specifically, one-year Treasuries declined in yield by 48 basis points while 10-year notes were up by 50 basis points in yield. Spread sectors outperformed Treasuries as investors reached for yield in a low volatility environment. Lower investment grade corporate issues performed best as buyers anticipated improving credit conditions due to Fed reductions. Mortgage- and asset-backed securities also outperformed Treasuries, but lagged corporate issues.

  The environment changed dramatically in the fiscal second quarter, however, as interest rates plunged. The Federal Reserve responded to the weakening economy and September 11 by easing short-term rates aggressively and as investors fled to short-duration Treasuries in a flight to quality. Two-year yields declined by 139 bps while long Treasuries declined in yield by 34 bps. Corporate bond spreads widened relative to Treasuries, and the Treasury yield curve steepened as the outlook for the economy deteriorated. The credit sector was the worst performing sector with the widening in spreads resulting in a giveback of more than two-thirds of the year-to-date outperformance. Mortgage backed securities (MBS) also lagged as the decline in interest rates began a wave of refinancing activity. Commercial mortgage backed securities (CMBS), with their superior prepayment protection, outperformed residential mortgages by 38 bps.

  In the fiscal third quarter, improving prospects for the economy, a sharp turnaround in the equity markets and the increasing likelihood that the Federal Reserve was close to the end in its credit easing cycle caused interest rates to back up. Intermediate maturities rose more than longer maturities as the yield curve flattened beyond 5 years. Optimism for an improvement in the economy tightened corporate spreads relative to Treasuries. As a result, the credit sector was the best-performing sector, reversing its worst-performing status of the prior quarter. Lower-quality credits also benefited from the improvement in sentiment. Within the credit sector the utility sector was the worst performing as it was hit by fallout from the Enron bankruptcy filing. Although yields rose, higher volatility and supply caused the MBS sector to underperform Treasuries by 74 bps. The CMBS sector, on the other hand, benefited from a narrowing of spreads in line with the improved tone in the corporate market and outperformed Treasuries by 37 bps.

  In the fiscal fourth quarter, interest rates backed up as the Federal Reserve shifted to a neutral stance on interest rates following an aggressive easing policy in calendar 2001 that brought the federal funds rate to 1.75%. Short maturities were affected the most as yields on 5-year and 2-year Treasuries rose by 50 to 70 bps, respectively, while longer maturities experienced yield increases of 30-35 bps. Consequently, the Treasury yield curve flattened with the 2-year/30-year spread narrowing by 37 bps to 208 bps.

  Consumer spending proved to be surprisingly resilient despite the recession. Consumer spending has helped the manufacturing sector rebound as firms replenish depleted inventories. The recovery in the economy as well as in the equity markets provided an improved tone for corporate securities despite record new issuance of $216 billion in the quarter. Within the corporate sector, the industrial sector lagged the finance sector. Quality also prevailed as AA-rated corporate securities outperformed BBB-rated issues. The residential MBS and CMBS sectors put in strong performances, as both outperformed Treasuries in the period.

EXCELSIOR FUNDS, INC.                                       MANAGED INCOME FUND
-------------------------------------------------------------------------------

  For the fiscal year ended, March 31, 2002, the Fund realized a total return of 4.34%* and ranked 64 out of 189 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category.** The Fund has performed well in the long term, ranking 20 and 14 among 120 and 45 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2002, with cumulative total returns of 41.81%* and 100.44%*, respectively. In the fiscal first half, we continued our strategy of overweighting government mortgage and highly rated commercial mortgage backed securities. We favored government mortgage securities because they were trading at a generous yield to swaps (or high-quality corporate issues) relative to the previous three years and the anticipation of a seasonal slowdown in prepayment activity later in the year. Within the mortgage sector we were positioned with an overweight in a mix of deep discount securities and very seasoned premium mortgages. Our intent with this combination of discounts and premiums was to dampen the negative convexity risk of most mortgage securities. We were underweight corporate credits as we believed that heavy recent supply, money manager over weights, economic uncertainty, and poor seasonal patterns would eventually pressure corporate spreads. The Fund benefited from its overweight of spread product, government mortgage positioning of deep discounts and very seasoned premiums, and a modest yield curve flattening strategy. This was partially offset by an underweight in long corporate securities. In the fiscal third quarter however, the Fund was negatively affected by high volatility, which favored on-the-run (highly liquid) securities; and anticipated economic recovery, which favored lower-quality corporate securities. We had underweighted corporate securities earlier in the year. Our strategy was (and remained through year end) to purchase off-the-run (slightly wider bid/offer spreads) higher-quality (AAA) commercial mortgage backed securities, given their significant yield pickup relative to lower-quality (AA- and A-rated) corporate securities.


                                    [CHART]

                             Managed Income Fund+
                 Average Annual Total Return Ended on 3/31/02*
                       1 year      5 year      10 years
                       4.34%       7.24%        7.20%


               Excelsior Managed     Lehman Government/      Lehman Aggregate
                  Income Fund         Credit Index***         Bond Index****

3/31/1992          $10,000                $10,000                 $10,000
3/31/1993          $11,575                $11,430                 $11,329
3/31/1994          $11,772                $11,748                 $11,596
3/31/1995          $12,250                $12,287                 $12,176
3/31/1996          $13,703                $13,629                 $13,489
3/31/1997          $14,137                $14,237                 $14,151
3/31/1998          $15,945                $16,000                 $15,849
3/31/1999          $16,894                $17,047                 $16,876
3/31/2000          $17,022                $17,333                 $17,194
3/31/2001          $19,213                $19,484                 $19,348
3/31/2002          $20,047                $20,388                 $20,381

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Lehman Brothers Aggregate Bond Index rather than the Lehman Brothers Govt/Credit Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
 *** Source: Lehman Brothers -- the Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
**** Source: Lehman Brothers -- the Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

EXCELSIOR FUNDS, INC.                     INTERMEDIATE-TERM MANAGED INCOME FUND
-------------------------------------------------------------------------------

  In the fiscal first quarter, intermediate issues outperformed more volatile longer maturity bonds. This was driven by the steepening yield curve and poor performance of long maturity corporate bonds. The Fund's concentration in 3-year maturity issues helped performance during the period. The spread sectors generated better returns than Treasury securities during the quarter, with lower-rated issues supplying the strongest results. The Fund maintained an overweight in non-Treasury issues. Quality remained high with an average "AA" rating. We reduced corporate exposure following their out performance. We began to increase the Fund's holdings of U.S. Government backed mortgage securities. This sector lagged corporates and we expected it to perform well as the yield curve flattened. In the fiscal second quarter, again, intermediate securities generally performed well in response to declining rates and the steepening yield curve, although the sharp decline in rates caused the longer maturities to outperform modestly. The Fund's laddered maturity structure (established in the previous quarter) benefited from this rate decline and curve reshaping. We began to reposition the Fund in the quarter, reducing the 3- to 5-year maturity holdings and overweighting 10- to 15-year notes. The goal was to maintain the defensive characteristics of intermediate securities yet provide exposure to the best value along the maturity spectrum. Also, the sector weights were adjusted during the quarter to modestly reduce credit exposure and increase yield by adding to mortgage securities. We maintained this strategy and structure through fiscal year end.


                                    [CHART]

                    Intermediate-Term Managed Income Fund+
                 Average Annual Total Return Ended on 3/31/02*
              1 year      5 year      Since Inception (12/31/92)
              4.60%       6.99%                 6.31%


               Excelsior Managed         Lehman Intermediate
               Intermediate-Term          Government/Credit
                  Income Fund                 Index**

12/31/1992          $10,000                   $10,000
 3/31/1993          $10,389                   $10,396
 3/31/1994          $10,436                   $10,657
 3/31/1995          $10,957                   $11,135
 3/31/1996          $12,170                   $12,199
 3/31/1997          $12,565                   $12,786
 3/31/1998          $13,994                   $14,023
 3/31/1999          $14,836                   $14,942
 3/31/2000          $14,927                   $15,252
 3/31/2001          $16,839                   $17,108
 3/31/2002          $17,613                   $17,991


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

EXCELSIOR FUNDS, INC.                     SHORT-TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of 5.35%* and ranked 16 out of 70 funds, based on total return, in the Lipper Short U.S. Government Funds category**. For the five years ended March 31, 2002, the Fund ranked 23 out of 55 funds, for the same Lipper category, with a cumulative total return of 32.97%*. In the fiscal first quarter, the Federal Reserve responded to continued sluggish economic data with three more interest rate cuts. The Fund benefited from the resultant steepening of the yield curve. Performance was also boosted by a 50% allocation to Agency debentures, which outperformed similar-maturity Treasuries by about 11 basis points. We also added a position of callable Treasuries to provide additional yield. The Fund was positioned for a dampening of volatility over the summer with a 30% allocation to mortgage-backed securities. The same was true in the fiscal second quarter, as rates continued to decline, particularly at the short end. The Fund was well positioned for this, maintaining an aggressive duration stance relative to its benchmark and the competition. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with a longer duration are more sensitive to changes in interest rates than securities of shorter duration. In the fiscal third quarter, the front-end of the Treasury yield curve from 1 to 3 years steepened approximately 80 basis points. Shorter rates declined in reaction to easing by the Federal Open Market Committee, while firmer economic data later in the quarter pressured prices on longer notes. Duration was held at or slightly longer than the benchmark. Approximately 20% of the Fund's value was composed of Agency mortgage-backed securities, providing significant additional yield compared to Treasuries and Agency debentures. In the fiscal fourth quarter, the front-end of the Treasury curve bore the brunt of the Federal Reserve's switch to a neutral stance on short-term interest rates. Performance of the Fund was enhanced by holdings in seasoned 30- and 15-year Agency pass-throughs and short sequential collateralized mortgage obligations. In addition to their attractive yields, these securities benefited from the declines in swap rates and volatility in the period. Other short-duration alternatives such as Fannie Mae balloon and hybrid mortgages were added to the Fund to maintain a 25% allocation to Agency mortgage-backed securities. We also added positions in short triple-A rated asset- and commercial mortgage-backed securities. These sectors provide substantial yield pick-up relative to Treasuries and Agency debentures and we feel should outperform under an economic recovery scenario.


                                    [CHART]

                    Short-Term Government Securities Fund+
                 Average Annual Total Return Ended on 3/31/02*
              1 year      5 years      Since Inception (12/31/92)
              5.35%       5.86%                 5.36%


                           Excelsior              Lehman Brothers
                           Short-Term                1-3 Year
                           Government             U.S. Government
                        Securities Fund            Bond Index***

12/31/1992                  $10,000                   $10,000
 3/31/1993                  $10,172                   $10,217
 3/31/1994                  $10,396                   $10,488
 3/31/1995                  $10,843                   $10,944
 3/31/1996                  $11,631                   $11,786
 3/31/1997                  $12,188                   $12,419
 3/31/1998                  $12,977                   $13,350
 3/31/1999                  $13,695                   $14,163
 3/31/2000                  $14,094                   $14,679
 3/31/2001                  $15,382                   $16,120
 3/31/2002                  $16,205                   $17,022


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

EXCELSIOR FUNDS TRUST                                           HIGH YIELD FUND
-------------------------------------------------------------------------------

  During the year ended March 31, 2002, the Fund experienced a High Yield Market that was probably more volatile than its 20-year history as a bone fide asset class. The Fund, while it had a 1.27%* total return for the twelve months ended March 31, 2002, was down substantially during market volatile periods of September 2001 and February 2002, while grinding higher in other months during the year. Some of this volatility is due to the September 11 attacks on the United States, but a lot of it is attributable to the massive amounts of hedge fund capital that has flooded the bond market. We believe this activity will continue and look to continue to shape the Fund in investments that are less subject to these vicissitudes.

  While the Fund lost asset value during this period to lower valuations in the telecom sector, we have been avoiding adding any positions in this sector since January 2002. We believe the investments that we have retained in this sector have potential for asset appreciation in the future.

  The Fund has been shaped to own primarily current yield seeking senior and senior secured corporate bonds of North American companies. The weighted average rating has been B2 (Moody's), B (Standard & Poor's) as we have chosen to be more risk oriented, as we believe the economy will continue to grow during 2002. We have predominantly avoided convertible and preferred securities, as we prefer debentures, which represent a contractual obligation to pay interest and principal by the issuers.


                                    [CHART]

                          High Yield Fund -- Shares+
                 Average Annual Total Return Ended on 3/31/02*
                       1 year      Since Inception (10/31/00)
                       1.27%                 6.36%


                     Excelsior High             Merrill High Yield,
                       Yield Fund                Cash Pay Index**
10/31/2000              $10,000                      $10,000
12/31/2000              $ 9,965                      $ 9,897
 3/31/2001              $10,776                      $10,512
 6/31/2001              $10,480                      $10,379
 9/31/2001              $10,063                      $ 9,959
12/31/2001              $10,847                      $10,511
 3/31/2002              $10,914                      $10,717


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since October 31, 2000 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Merrill Lynch -- The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2002


                                             Intermediate-
                                                 Term        Short-Term
                                 Managed        Managed      Government       High
                                  Income        Income       Securities      Yield
                                   Fund          Fund           Fund          Fund
                               ------------  -------------  ------------  ------------
  ASSETS:
   Investments, at cost--see
    accompanying portfolios..  $256,615,109  $283,892,024   $199,824,730  $233,672,555
                               ============  ============   ============  ============
   Investments, at value
    (Note 1).................  $257,640,056  $281,689,744   $199,522,648  $218,007,895
   Cash......................        84,257       147,524         27,027     3,579,379
   Interest receivable.......     2,127,331     2,806,694      2,148,880     7,438,030
   Receivable for investments
    sold.....................     7,943,120     3,112,128        --          3,918,415
   Receivable for fund shares
    sold.....................       302,189       115,189        248,859       174,124
                               ------------  ------------   ------------  ------------
   Total Assets..............   268,096,953   287,871,279    201,947,414   233,117,843
  LIABILITIES:
   Payable for dividends
    declared.................       954,519     1,245,946        592,150     3,679,257
   Payable for investments
    purchased................    19,035,720    13,079,375      5,981,250     7,259,450
   Payable for fund shares
    redeemed.................        16,679       161,557      1,500,190       525,768
   Investment advisory fees
    payable (Note 2).........       172,760        43,463         44,604       168,347
   Administration fees
    payable (Note 2).........        51,259        28,230         16,835        10,748
   Administrative servicing
    fees payable (Note 2)....         7,577           653          3,142       --
   Directors' fees payable
    (Note 2).................             1            88             13           223
   Accrued expenses and other
    payables.................        54,419        44,612         29,078       342,835
                               ------------  ------------   ------------  ------------
   Total Liabilities.........    20,292,934    14,603,924      8,167,262    11,986,628
                               ------------  ------------   ------------  ------------
  NET ASSETS.................  $247,804,019  $273,267,355   $193,780,152  $221,131,215
                               ============  ============   ============  ============
  NET ASSETS consist of:
   Undistributed net
    investment income........  $     97,924  $    198,108   $      2,458  $    254,024
   Accumulated net realized
    gain (loss) on
    investments..............      (658,126)    1,412,364         47,947    (6,702,467)
   Unrealized
    appreciation/depreciation
    of investments...........     1,024,947    (2,202,280)      (302,082)  (15,664,660)
   Par value (Note 5)........        27,702        38,489         27,269           357
   Paid-in-capital in excess
    of par value.............   247,311,572   273,820,674    194,004,560   243,243,961
                               ------------  ------------   ------------  ------------
  Total Net Assets...........  $247,804,019  $273,267,355   $193,780,152  $221,131,215
                               ============  ============   ============  ============
  Net Assets:
   Shares....................  $247,804,019  $273,267,355   $193,780,152  $172,889,761
   Institutional Shares......       --            --             --         48,241,454
  Shares outstanding (Note
   5):
   Shares....................    27,701,801    38,488,542     27,269,189    27,890,476
   Institutional Shares......       --            --             --          7,775,573
  NET ASSET VALUE PER SHARE:
   Shares....................         $8.95         $7.10          $7.11         $6.20
                               ============  ============   ============  ============
   Institutional Shares......            --            --             --         $6.20
                               ============  ============   ============  ============

                       See Notes to Financial Statements

Excelsior Funds
Statements of Operations
Year Ended March 31, 2002

                                            Intermediate- Short-Term
                                 Managed    Term Managed  Government     High
                                 Income        Income     Securities     Yield
                                  Fund          Fund         Fund        Fund
                               -----------  ------------- ----------  -----------
  INVESTMENT INCOME:
   Interest income...........  $15,912,196   $14,657,559  $5,981,831  $26,306,372
   Dividend Income...........           --            --          --       20,695
                               -----------   -----------  ----------  -----------
   Total income..............   15,912,196    14,657,559   5,981,831   26,327,067
  EXPENSES:
   Investment advisory fees
    (Note 2).................    1,910,330       855,374     370,567    1,133,418
   Administration fees (Note
    2).......................      387,221       371,479     187,755      208,973
   Administrative servicing
    fees--Institutional
    Shares (Note 2)..........      162,739       317,523     116,840       86,761
   Administrative servicing
    fees--Shares (Note 2)....           --            --          --      242,608
   Custodian fees............       53,317        43,633      18,061       35,461
   Shareholder servicing
    agent fees...............       50,012        32,964      15,429       11,341
   Legal and audit fees......       27,337        20,249      13,612       18,146
   Registration and filing
    fees.....................       20,382        13,635      20,637       35,576
   Shareholder reports.......       20,139         8,390      11,403       23,669
   Distribution fees--Shares
    (Note 2).................           --            --          --       37,948
   Directors' fees and
    expenses (Note 2)........        5,605         4,842       2,239        5,632
   Miscellaneous expenses....        9,747         7,633       3,655        3,355
                               -----------   -----------  ----------  -----------
   Total Expenses............    2,646,829     1,675,722     760,198    1,842,888
   Fees waived and reimbursed
    by:
   Investment adviser (Note
    2).......................     (355,581)     (313,381)    (91,936)    (411,578)
   Administrators (Note 2)...      (83,231)      (81,233)    (43,328)     (50,331)
                               -----------   -----------  ----------  -----------
   Net Expenses..............    2,208,017     1,281,108     624,934    1,380,979
                               -----------   -----------  ----------  -----------
  NET INVESTMENT INCOME......   13,704,179    13,376,451   5,356,897   24,946,088
                               -----------   -----------  ----------  -----------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   (NOTE 1):
   Net realized gain (loss)
    on security transactions.    1,463,114     4,631,223     938,945   (6,702,466)
   Net realized loss on
    foreign currency
    transactions.............           --            --          --       (8,964)
   Change in unrealized
    appreciation/depreciation
    of investments during the
    period...................   (4,147,947)   (7,640,971) (1,138,569) (14,908,765)
                               -----------   -----------  ----------  -----------
  Net realized and unrealized
   loss on investments.......   (2,684,833)   (3,009,748)   (199,624) (21,620,195)
                               -----------   -----------  ----------  -----------
  Net increase in net assets
   resulting from operations.  $11,019,346   $10,366,703  $5,157,273  $ 3,325,893
                               ===========   ===========  ==========  ===========

                       See Notes to Financial Statements

Excelsior Funds
Statements of Changes in Net Assets

                                            Intermediate-   Short-Term
                                Managed     Term Managed    Government       High
                                 Income        Income       Securities      Yield
                                  Fund          Fund           Fund          Fund*
                              ------------  -------------  ------------  ------------
  Year Ended March 31, 2002
  Net investment income.....  $ 13,704,179  $ 13,376,451   $  5,356,897  $ 24,946,088
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions.............     1,463,114     4,631,223        938,945    (6,711,430)
  Change in unrealized
   depreciation of
   investments during
   the year.................    (4,147,947)   (7,640,971)    (1,138,569)  (14,908,765)
                              ------------  ------------   ------------  ------------
  Net increase in net assets
   resulting from
   operations...............    11,019,346    10,366,703      5,157,273     3,325,893
  Distributions to
   shareholders:
   From net investment
    income
   Shares...................   (13,926,740)  (13,187,825)    (5,416,236)  (19,494,900)
   Institutional Shares.....            --            --             --    (5,187,487)
   From net realized gain on
    investments
   Shares...................    (1,536,194)     (582,680)      (477,466)     (801,015)
   Institutional Shares.....            --            --             --      (218,717)
                              ------------  ------------   ------------  ------------
     Total distributions....   (15,462,934)  (13,770,505)    (5,893,702)  (25,702,119)
                              ------------  ------------   ------------  ------------
  Increase in net assets
   from fund share
   transactions (Note 5):
   Shares...................        74,673    57,071,153    118,822,460   133,173,237
   Institutional Shares.....            --            --             --    34,801,840
                              ------------  ------------   ------------  ------------
     Total from fund share
      transactions..........        74,673    57,071,153    118,822,460   167,975,077
                              ------------  ------------   ------------  ------------
  Net increase (decrease) in
   net assets...............    (4,368,915)   53,667,351    118,086,031   145,598,851
  NET ASSETS:
   Beginning of year........   252,172,934   219,600,004     75,694,121    75,532,364
                              ------------  ------------   ------------  ------------
   End of year(1)...........  $247,804,019  $273,267,355   $193,780,152  $221,131,215
                              ============  ============   ============  ============
  (1) Including
      undistributed net
      investment income.....  $     97,924  $    198,108   $      2,458  $    254,024
                              ============  ============   ============  ============
  Year Ended March 31, 2001
  Net investment income.....  $ 13,616,555  $ 11,576,567   $  3,404,146  $  1,366,910
  Net realized gain on
   investments..............     4,011,372     1,696,106        158,286     1,019,018
  Change in unrealized
   appreciation/depreciation
   of investments during the
   period...................    10,890,903     9,541,232      1,709,633      (755,895)
                              ------------  ------------   ------------  ------------
  Net increase in net assets
   resulting from
   operations...............    28,518,830    22,813,905      5,272,065     1,630,033
  Distributions to
   shareholders:
   From net investment
    income
   Shares...................   (13,570,243)  (11,548,790)    (3,402,262)     (962,784)
   Institutional Shares.....            --            --             --      (404,126)
   In excess of net
    investment income
   Shares...................            --            --        (13,797)           --
                              ------------  ------------   ------------  ------------
     Total distributions....   (13,570,243)  (11,548,790)    (3,416,059)   (1,366,910)
                              ------------  ------------   ------------  ------------
  Increase in net assets
   from fund share
   transactions (Note 5):
   Shares...................    16,744,822    52,851,609     14,530,915    57,578,036
   Institutional Shares.....            --            --             --    17,691,205
                              ------------  ------------   ------------  ------------
     Total from fund share
      transactions..........    16,744,822    52,851,609     14,530,915    75,269,241
                              ------------  ------------   ------------  ------------
  Net increase in net
   assets...................    31,693,409    64,116,724     16,386,921    75,532,364
  NET ASSETS:
   Beginning of period......   220,479,525   155,483,280     59,307,200            --
                              ------------  ------------   ------------  ------------
   End of period(2).........  $252,172,934  $219,600,004   $ 75,694,121  $ 75,532,364
                              ============  ============   ============  ============
--------
  (2) Including
      undistributed
      (distributions in
      excess of) net
      investment income.....  $    219,352  $     22,644   $    (13,797)           --
                              ============  ============   ============  ============

 --------

* High Yield Fund commenced operations on October 31, 2000.
                       See Notes to Financial Statements

Excelsior Funds
Financial Highlights -- Selected Per Share Data and Ratios
  For a Fund share outstanding throughout each period.

                                                                                 Distributions Distributions Distributions
                       Net Asset             Net Realized             Dividends  in Excess of    From Net    in Excess of
                        Value,      Net     and Unrealized Total From  From Net       Net      Realized Gain Net Realized
                       Beginning Investment  Gain (Loss)   Investment Investment  Investment        on          Gain on
                       of Period   Income   on Investments Operations   Income      Income      Investments   Investments
                       --------- ---------- -------------- ---------- ---------- ------------- ------------- -------------
  MANAGED INCOME FUND -- (1/9/86*)
   Year Ended March
    31,
   1998..............    $8.60     $0.49        $ 0.58       $1.07      $(0.49)       --          $(0.01)          --
   1999..............     9.17      0.46          0.08        0.54       (0.46)       --           (0.26)          --
   2000..............     8.99      0.47         (0.41)       0.06       (0.47)       --           (0.03)          --
   2001..............     8.55      0.50          0.56        1.06       (0.50)       --             --            --
   2002..............     9.11      0.49         (0.10)       0.39       (0.50)       --           (0.05)          --
  INTERMEDIATE-TERM MANAGED INCOME FUND -- (12/31/92*)
   Year Ended March
    31,
   1998..............    $6.87     $0.41        $ 0.36       $0.77      $(0.41)       --             --            --
   1999..............     7.23      0.39          0.04        0.43       (0.39)       --          $(0.13)       $(0.01)
   2000..............     7.13      0.40         (0.36)       0.04       (0.40)       --             --            --
   2001..............     6.77      0.42          0.41        0.83       (0.42)       --             --            --
   2002..............     7.18      0.39         (0.06)       0.33       (0.39)       --           (0.02)          --
  SHORT-TERM GOVERNMENT SECURITIES FUND -- (12/31/92*)
   Year Ended March
    31,
   1998..............    $6.93     $0.37        $ 0.07       $0.44      $(0.37)       --             --            --
   1999..............     7.00      0.34          0.04        0.38       (0.34)       --             --            --
   2000..............     7.04      0.35         (0.15)       0.20       (0.35)       --          $(0.02)          --
   2001..............     6.87      0.39          0.22        0.61       (0.39)       -- (4)         --            --
   2002..............     7.09      0.33          0.05        0.38       (0.34)       --           (0.02)          --
  HIGH YIELD FUND -- (10/31/00*)
   Shares
   Period Ended March
   31,
   2001..............    $7.00     $0.27        $ 0.26       $0.53      $(0.27)       --             --            --
   Year Ended March
   31,
   2002..............     7.26      1.08         (1.01)       0.07       (1.09)       --          $(0.04)          --

 * Commencement of Operations
(1) Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
(2) Not Annualized
(3) Annualized
(4) Amount represents less than $0.01 per share.
                       See Notes to Financial Statements

                                                Ratio of     Ratio of     Ratio of
                                        Net       Net          Gross        Net
                  Net Asset           Assets,  Operating     Operating   Investment
                   Value,              End of   Expenses     Expenses      Income    Portfolio    Fee
      Total          End    Total      Period  to Average   to Average   to Average  Turnover   Waivers
  Distributions   of Period Return    (000's)  Net Assets  Net Assets(1) Net Assets    Rate     (Note 2)
  -------------   --------- ------    -------- ----------  ------------- ----------  ---------  --------
     $(0.50)        $9.17   12.79%    $196,097   0.90%         1.02%        5.51%      538%      $0.01
      (0.72)         8.99    5.95%     215,768   0.90%         1.03%        4.96%      268%       0.01
      (0.50)         8.55    0.72%     220,480   0.88%         1.00%        5.42%      112%       0.01
      (0.50)         9.11   12.80%     252,173   0.88%         1.01%        5.81%       99%       0.01
      (0.55)         8.95    4.34%     247,804   0.87%         1.04%        5.39%      129%       0.02


     $(0.41)        $7.23   11.37%    $ 94,935   0.61%         0.66%        5.68%       86%        --
      (0.53)         7.13    6.02%     127,743   0.60%         0.67%        5.29%      229%        --
      (0.40)         6.77    0.59%     155,483   0.58%         0.65%        5.80%      122%        --
      (0.42)         7.18   12.73%     219,600   0.56%         0.69%        6.11%      108%      $0.01
      (0.41)         7.10    4.60%     273,267   0.52%         0.69%        5.47%      117%       0.01


     $(0.37)        $7.00    6.47%    $ 32,547   0.62%         0.69%        5.28%       35%        --
      (0.34)         7.04    5.54%      52,589   0.58%         0.67%        4.79%      114%      $0.01
      (0.37)         6.87    3.02%      59,307   0.54%         0.62%        5.07%       90%       0.01
      (0.39)         7.09    9.14%      75,694   0.57%         0.67%        5.59%      118%       0.01
      (0.36)         7.11    5.35%     193,780   0.51%         0.61%        4.33%       75%       0.01



     $(0.27)        $7.26    7.76%(2) $ 57,670   1.05%(3)      1.55%(3)     9.43%(3)   169%(3)   $0.01

      (1.13)         6.20    1.27%     172,890   1.03%         1.35%       17.56%      310%       0.02

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Managed Income Fund




  Principal                                                           Value
   Amount                                                   Rate     (Note 1)
  ---------                                                 -----  ------------

 ASSET BACKED SECURITIES -- 6.21%
 $ 3,000,000 California Infrastructure SDG&E, 1997-1 A5
             09/25/05....................................    6.19% $  3,070,710
   8,000,000 CIT RV Trust, 1999-A A4 06/15/13............    6.16     8,112,320
   3,975,000 PP&L Transition Bond Co. LLC, 1999-1 A6
             12/26/07....................................    6.96     4,212,785
                                                                   ------------
             TOTAL ASSET BACKED SECURITIES
             (Cost $14,832,163)..........................            15,395,815
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.49%
   9,000,000 +DLJ Mortgage Acceptance Corp., 1997-CF2 A3
             10/15/30....................................    6.99     9,144,177
   5,000,000 Morgan Stanley Capital I, 1999-WF1 B
             11/15/31....................................    6.32     5,040,700
   4,374,000 Morgan Stanley Dean Witter Capital I, 2000-
             LIF2 C 10/15/33.............................    7.50     4,604,868
   3,525,000 Mortgage Capital Funding, Inc., 1997-MC2 D
             11/20/27....................................    7.12     3,582,650
   7,695,293 Mortgage Capital Funding, Inc., 1998-MC1 A1
             03/18/30....................................    6.42     7,943,299
   4,250,000 Mortgage Capital Funding, Inc., 1998-MC1 C
             03/18/30....................................    6.95     4,380,168
  10,370,000 Nomura Asset Securities Corp., 1995-MD3 A1B
             04/04/27....................................    8.15    11,113,498
                                                                   ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $44,922,483)..........................            45,809,360
                                                                   ------------
 CORPORATE BONDS -- 24.59%
   5,000,000 Associates Corp. of North America MTN
             09/27/02....................................    6.71     5,105,365
     440,265 Atlas Air Inc., Series 991B 01/02/15........    7.63       395,309
   4,750,000 Bank One Texas N.A. 02/15/08................    6.25     4,744,062
   5,000,000 DaimlerChrysler N.A. Holding Corp. 09/01/09.    7.20     5,000,000
   3,000,000 Ford Motor Credit Corp. 07/16/31............    7.45     2,711,250
   3,000,000 General Motors Acceptance Corp., 11/01/31...    8.00     3,002,748
   4,150,000 General Motors Acceptance Corp., 09/15/11...    6.88     4,009,236
   1,000,000 Global Crossing Ltd., Inc., in Default
             05/15/04....................................    7.25       140,000
     250,000 +Hercules Inc. 11/15/07.....................   11.13       273,750
   5,200,000 Household Finance Corp. 10/15/11............    6.38     4,907,214
     900,000 +IMC Global Inc. 06/01/08...................   10.88       995,625
   1,105,000 IOS Capital, Inc. 06/15/04..................    9.75     1,104,778

  Principal                                                           Value
   Amount                                                   Rate     (Note 1)
  ---------                                                 -----  ------------

 CORPORATE BONDS -- (continued)
 $ 3,000,000 Lehman Brothers Holdings, Inc. 04/01/04.....    6.63% $  3,112,500
   2,000,000 +Petroleos Mexicanos 02/01/05...............    6.50     2,030,000
   5,700,000 PHH Corp. MTN 02/03/03......................    8.13     5,776,608
     870,000 PSEG Energy Holdings 02/15/08...............    8.63       847,162
   1,845,000 Qwest Capital Funding, Inc. 07/15/08........    6.38     1,517,513
     800,000 Sovereign Bancorp 11/15/06..................   10.50       878,000
     800,000 Stena AB 12/15/05...........................   10.50       810,000
   5,190,000 US Bancorp MTN 12/01/04.....................    6.88     5,453,834
   4,500,000 +WCG Note Trust 03/15/04....................    8.25     4,525,385
   4,000,000 WorldCom, Inc. (Worldcom Group) 05/15/04....    6.50     3,599,160
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost $60,859,874)..........................            60,939,499
                                                                   ------------
 MORTGAGE RELATED -- 2.10%
   5,144,581 Chase Mortgage Securities Corp., Series
             1997-2 D 12/12/29 (Cost $5,264,882).........    6.60     5,199,577
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 45.93%
             Federal National Mortgage Association
  10,000,000 April TBA, 04/01/31.........................    6.50     9,950,000
   2,994,194 Pool #254237 02/01/32.......................    5.50     2,801,443
     944,705 Pool #443225 10/01/28.......................    5.50       894,219
   1,088,990 Pool #450838 12/01/28.......................    5.50     1,030,794
   4,654,408 Pool #535904 07/01/29.......................    5.50     4,405,676
   2,501,690 Pool #562896 03/01/31.......................    5.50     2,348,461
     737,360 Pool #573966 03/01/31.......................    5.50       692,230
     310,188 Pool #579832 05/01/31.......................    5.50       295,085
   4,994,903 Pool #616638 02/01/32.......................    5.50     4,689,194
   1,997,320 Pool #618024 02/01/32.......................    5.50     1,875,076
   3,995,266 Pool #618274 02/01/32.......................    5.50     3,750,739
   6,039,667 Pool #622332 01/01/32.......................    5.50     5,670,014
   4,732,524 Pool #625183 01/01/32.......................    5.50     4,442,874
   8,079,868 Pool #625547 01/01/32.......................    5.50     7,585,347
   7,415,966 Pool #626455 01/01/32.......................    5.50     6,962,078
     599,039 Pool #631413 02/01/32.......................    5.50       562,371
             Government National Mortgage Association
   3,133,685 ARM, Pool #80311 08/20/29...................    5.50     3,184,260
   3,372,811 Pool #2562 03/20/28.........................    6.00     3,270,433
   3,252,714 Pool #267812 06/15/17.......................    8.50     3,545,390
   1,960,244 Pool #532751 08/15/30.......................    9.00     2,096,646
   1,994,702 Pool #780548 12/15/17.......................    8.50     2,172,284
   1,797,999 Pool #780865 11/15/17.......................    9.50     1,991,437
   3,238,249 Pool #781084 12/15/17.......................    9.00     3,558,816
   3,709,089 1999-19 A 08/16/25..........................    6.50     3,803,726
   3,000,000 Pool #568670 04/15/32.......................    6.50     2,986,875

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Managed Income Fund -- (continued)




  Principal                                                          Value
   Amount                                                  Rate     (Note 1)
  ---------                                               ------  ------------

 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
 $ 7,498,291 U. S. Treasury Inflation Indexed Note
             01/15/07..................................     3.38% $  7,651,706
  54,960,000 U.S. Treasury STRIPS 05/15/17.............     0.00    21,598,730
                                                                  ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $114,255,806).......................            113,815,904
                                                                  ------------
   Shares
   ------
 SHORT-TERM INVESTMENTS -- 6.65%
   8,239,651 Dreyfus Government Cash Management Fund...              8,239,651
   8,240,250 Fidelity U.S. Treasury II Fund............              8,240,250
                                                                  ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $16,479,901)........................             16,479,901
                                                                  ------------
 TOTAL INVESTMENTS
  (Cost $256,615,109*)..................................  103.97% $257,640,056
 OTHER ASSETS & LIABILITIES (NET).......................   (3.97)   (9,836,037)
                                                          ------  ------------
 TOTAL NET ASSETS.......................................  100.00% $247,804,019
                                                          ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $256,615,109.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002 these securities amounted to $16,968,937 or 6.85% of net assets.
ARM -- Adjustable Rate Mortgage
In Default -- Security in default on interest payments.
LLC -- Limited Liability Company
MTN -- Medium Term Note
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA -- To be announced
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Intermediate-Term Managed Income Fund




  Principal                                                           Value
   Amount                                                    Rate    (Note 1)
  ---------                                                  ----  ------------

 ASSET BACKED SECURITIES -- 8.34%
 $ 4,200,000 American Express Master Trust, 1998-1 A
             04/15/04.....................................   5.90% $  4,322,262
   4,550,000 California Infrastructure PG&E, 1997-1 A8
             12/26/09.....................................   6.48     4,705,597
   4,800,000 CIT RV Trust, 1999-A A4 06/15/13.............   6.16     4,867,392
   1,250,000 Citibank Credit Card Master Trust I, Series
             1999-5 A 05/15/08............................   6.10     1,287,941
   3,550,000 Ford Credit Auto Owner Trust, 2000-E A5
             10/15/04.....................................   6.77     3,707,342
     910,601 Mortgage Capital Funding, Inc., 1997-MC2 A1
             11/20/27.....................................   6.53       942,664
   2,820,000 Toyota Auto Receivables Owner Trust, 2000-A
             A4 04/15/07..................................   7.21     2,966,231
                                                                   ------------
             TOTAL ASSET BACKED SECURITIES
             (Cost $22,123,010)...........................           22,799,429
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.27%
   1,406,623 Commercial Mortgage Acceptance Corp., 1998-C1
             A1 07/15/34..................................   6.23     1,444,461
   2,000,000 Commercial Mortgage Asset Trust, 1999-C1 B
             07/17/13.....................................   7.23     2,074,260
   6,400,000 CS First Boston Mortgage Securities Corp.,
             2001-CK3 A2 06/15/34.........................   6.04     6,506,767
   5,400,000 DLJ Mortgage Acceptance Corp., 1997-CF2 A1B
             10/15/30.....................................   6.82     5,600,715
   2,000,000 Federal Home Loan Mortgage Corporation, 16 PH
             04/25/21.....................................   6.75     2,070,835
   2,406,512 LB-UBS Commercial Mortgage Trust, 2001-C2 A1
             06/15/20.....................................   6.27     2,445,795
   3,713,081 Midland Realty Acceptance Corp., Series 1996-
             C2 B 01/25/29................................   7.34     3,886,433
   2,660,000 Morgan Stanley Capital I, 1999-CAM1 A3
             03/15/32.....................................   6.92     2,778,716
   1,619,809 Morgan Stanley Dean Witter Capital I, 2000-
             LIFE A1 11/15/36.............................   7.42     1,714,259
   1,927,770 Mortgage Capital Funding, Inc., 1996-MC2 C,
             12/21/26.....................................   7.22     1,996,361
   2,500,000 Mortgage Capital Funding, Inc., 1998-MC1 C
             03/18/30.....................................   6.95     2,576,570
   2,500,000 Nationalink Funding Corp., 1999-2 B 06/20/31.   7.53     2,644,748
   5,250,000 Nomura Asset Securities Corp., 1998-D6 A1B,
             03/15/30.....................................   6.59     5,428,828

  Principal                                                           Value
   Amount                                                   Rate     (Note 1)
  ---------                                                 -----  ------------

 COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
 $ 3,113,110 Salomon Brothers Mortgage Securities VII,
             2000-C1 A1 11/18/08.........................    7.46% $  3,293,184
                                                                   ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $42,908,039)..........................            44,461,932
                                                                   ------------
 CORPORATE BONDS -- 36.63%
     458,609 Atlas Air Inc., Series 991B 01/02/15........    7.63       411,781
   2,425,000 Avnet Inc. 11/15/06.........................    8.00     2,419,294
   3,375,000 BB&T Corp. 06/30/05.........................    6.38     3,438,281
     250,000 Cie Gener De Geophysique 11/15/07...........   10.63       258,750
   3,270,952 Delta Air Lines, Inc. 05/18/10..............    7.38     3,353,962
   6,250,000 Duke Energy Field Services 08/16/05.........    7.50     6,390,625
     500,000 First Massachusetts Bank N.A. 06/15/11......    7.63       515,494
   3,250,000 First Union National Bank 12/01/08..........    5.80     3,164,687
   3,950,000 First Union, MTN, 11/15/06..................    6.75     4,056,689
   8,270,000 Ford Motor Credit Co. 02/01/06..............    6.88     8,222,919
   3,000,000 General Electric Capital Corp. 10/08/02.....    6.52     3,064,866
   1,500,000 General Electric Capital Corp., MTN,
             02/15/12....................................    5.88     1,435,060
   5,530,000 General Motors Nova Finance 10/15/08........    6.85     5,412,653
  11,000,000 Global Crossing Ltd., Inc., In Default,
             05/15/04....................................    7.25     1,540,000
     250,000 Hercules Inc. 11/15/07......................   11.13       273,750
   3,825,000 Household Finance Corp. 01/24/06............    6.50     3,828,810
   3,525,000 10/15/11....................................    6.38     3,326,525
     350,000 IMC Global Inc. 06/01/08....................   10.88       387,187
   2,255,000 International Lease Finance Corp. 03/15/09..    6.38     2,180,772
     985,000 IOS Capital, Inc. 06/15/04..................    9.75       984,802
   6,500,000 Keystone Financial Mid-Atlantic Funding
             Corp. MTN 05/15/04..........................    7.30     6,775,217
   3,400,000 Legg Mason, Inc. 07/02/08...................    6.75     3,423,457
   4,075,000 Mercantile Bancorp.
             06/15/07....................................    7.30     4,289,952
   2,000,000 +Nationwide Life 02/15/07...................    5.35     1,957,950
   4,900,000 PHH Corp. MTN 02/03/03......................    8.13     4,965,856
   3,250,000 Qwest Capital Funding 08/03/04..............    5.88     2,791,441
   2,350,000 Qwest Communications International 11/01/08.    7.50     2,038,625
   4,000,000 Reed Elsevier Capital, Inc. 08/01/11........    6.75     4,024,400

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Intermediate-Term Managed Income Fund -- (continued)




  Principal                                                           Value
   Amount                                                   Rate     (Note 1)
  ---------                                                 -----  ------------

 CORPORATE BONDS -- (continued)
 $   200,000 Stena AB 12/15/05...........................   10.50% $    202,500
   4,050,000 TCI Communications, Inc. 09/15/04...........    8.65     4,272,750
   2,000,000 Viacom Inc. 05/15/11........................    6.63     2,002,384
   3,600,000 +WCG Note Trust 03/15/04....................    8.25     3,620,308
     150,000 Williams Communications Group, Inc., In
             Default, 10/01/09...........................   10.88        22,500
   2,145,000 Williams Companies Inc. 02/01/06............    6.25     2,077,969
   3,525,000 WorldCom, Inc. (WorldCom Group) 05/15/11....    7.50     2,957,024
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost $103,380,589).........................           100,089,240
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 36.03%
   7,000,000 Federal Home Loan Bank 04/03/02.............      --     6,999,351
             Federal National Mortgage Association
  10,000,000 April TBA 04/01/17..........................    6.00     9,959,380
  14,900,000 06/15/06....................................    5.25    14,970,551
  10,000,000 04/01/02....................................    1.95    10,000,000
   3,754,389 Pool #577218 04/01/31.......................    6.00     3,642,322
  17,976,828 Pool #254197 02/01/32.......................    5.50    16,876,572
     999,001 Pool #620017 02/01/32.......................    5.50       937,851
   3,992,258 Pool #254237 02/01/32.......................    5.50     3,735,257
      29,581 Pool #578823 04/01/31.......................    5.50        27,770
     357,335 Pool #625123 01/01/32.......................    5.50       335,464
   3,495,606 Pool #627938 02/01/32.......................    5.50     3,281,636
             Government National Mortgage Association
      31,370 Pool #195801 01/15/17.......................    8.50        33,364
      87,552 Pool #195833 04/15/17.......................    8.50        93,116
      30,494 Pool #212760 04/15/17.......................    8.50        32,432

  Principal                                        Value
   Amount                                Rate     (Note 1)
  ---------                             ------  ------------

 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
             Federal National
              Mortgage
              Association --
              (continued)
 $   251,666 Pool #3078 05/20/31.....     5.50% $    234,209
   1,080,601 Pool #367412 11/15/23...     6.00     1,050,251
      31,763 Pool #334299 05/15/23...     8.00        33,857
   4,200,000 U.S. Treasury Bond
             05/15/16................     7.25     4,720,380
             U.S. Treasury Note
   6,950,000 11/15/04................     5.88     7,254,062
   3,725,000 08/15/11................     5.00     3,600,585
   3,200,000 02/15/12................     4.88     3,070,125
   2,750,000 11/15/06................     3.50     2,600,898
   5,000,000 09/30/03................     2.75     4,963,650
                                                ------------
             TOTAL U.S. GOVERNMENT &
             AGENCY OBLIGATIONS
             (Cost $99,594,326)......             98,453,083
                                                ------------

   Shares
   ------
 SHORT-TERM INVESTMENTS -- 5.81%
   7,382,541 Dreyfus Government Cash
             Management Fund.........              7,382,541
   8,503,519 Fidelity U.S. Treasury
             II Fund.................              8,503,519
                                                ------------
             TOTAL SHORT-TERM
             INVESTMENTS
             (Cost $15,886,060)......             15,886,060
                                                ------------
 TOTAL INVESTMENTS
  (Cost $283,892,024*)................  103.08% $281,689,744
 OTHER ASSETS & LIABILITIES (NET).....   (3.08)   (8,422,389)
                                        ------  ------------
 TOTAL NET ASSETS.....................  100.00% $273,267,355
                                        ======  ============

--------
* For federal tax purposes, the tax basis of investments aggregates
  $283,899,916.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002 these securities amounted to $5,578,258 or 2.04% of net assets.
In Default -- Security in default on interest payments.
MTN -- Medium Term Note
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Short-Term Government Securities Fund




  Principal                                                           Value
   Amount                                                    Rate    (Note 1)
  ---------                                                  ----  ------------

 ASSET BACKED SECURITIES -- 7.97%
 $ 3,540,000 CIT Group Home Equity Loan Trust, Series
             2002-1, Class AF-3 01/25/27..................   5.19% $  3,480,351
   5,000,000 Daimler Chrysler Auto Trust, Series 2000-C,
             Class A4 11/06/05............................   6.85     5,236,295
   3,428,308 First Union-Lehman Brothers-Bank Of America,
             Series 1998-C2 Class A1 11/18/35.............   6.28     3,521,905
   3,095,529 Mortgage Capital Funding, Inc., 1997-MC2 A1
             11/20/27.....................................   6.53     3,204,523
                                                                   ------------
             TOTAL ASSET BACKED SECURITIES
             (Cost $15,634,141)...........................           15,443,074
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.34%
   2,561,759 Federal Home Loan Mortgage Corporation, 2299
             K 05/15/25
             (Cost $2,561,758)............................   6.00     2,590,979
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 87.07%
   6,000,000 Federal Home Loan Bank Corporation 04/15/02..   1.73     5,995,963
             Federal Home Loan Mortgage Corporation
  15,200,000 02/15/03.....................................   7.00    15,732,000
  17,550,000 11/15/04.....................................   3.25    17,077,765
             Federal National Mortgage Association
   6,000,000 April TBA 04/01/17...........................   6.00     5,975,628
   4,990,347 02/25/09.....................................   6.00     5,040,445
   2,500,000 MTN 05/06/04.................................   5.74     2,507,828
   2,445,460 Pool #382316 04/01/10........................   3.86     2,432,086
     825,833 Pool #517390 11/01/11........................   8.00       873,054
   2,794,632 Pool #73268 12/01/05.........................   6.62     2,912,510
   3,753,927 09/01/16.....................................   6.00     3,743,533
   3,745,044 10/25/25.....................................   5.50     3,785,868
  22,250,000 02/13/04.....................................   5.13    22,772,942
  16,500,000 05/15/03.....................................   4.63    16,777,992
   4,000,000 05/05/04.....................................   3.48     3,959,236
   5,577,326 Pool #545362 12/01/31........................   5.69     5,631,755
             Government National Mortgage Association
   2,528,960 Pool #780240 09/15/09........................   8.50     2,681,281
     867,841 Pool #780752 04/15/10........................   8.50       912,917

  Principal                                                          Value
   Amount                                                 Rate      (Note 1)
  ---------                                              -------  ------------

 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
             Government National Mortgage
             Association - (continued)
 $ 1,273,080 Pool #781036 10/15/17....................      8.00% $  1,366,029
   2,979,861 Pool #781181 12/15/09....................      9.00     3,214,142
     973,591 Pool #80385 03/20/30.....................      6.25       984,220
   1,297,931 Pool #8378 07/20/18......................      6.75     1,330,644
   3,352,440 U.S. Treasury Inflation Indexed Note
             01/15/07.................................      3.38     3,421,031
  19,000,000 U.S. Treasury Bond, 05/15/09.............      9.13    20,996,330
             U.S. Treasury Note
  10,000,000 11/15/04.................................      5.88    10,437,500
   8,000,000 02/15/04.................................      4.75     8,166,872
                                                                  ------------
             TOTAL U.S. GOVERNMENT & AGENCY
             OBLIGATIONS
             (Cost $168,869,807)......................             168,729,571
                                                                  ------------
 Shares
 ------
 SHORT-TERM INVESTMENTS -- 6.58%
   6,379,512 Dreyfus Government Cash Management Fund..               6,379,512
   6,379,512 Fidelity U.S. Treasury II Fund...........               6,379,512
                                                                  ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $12,759,024).......................              12,759,024
                                                                  ------------
 TOTAL INVESTMENTS
  (Cost $199,824,730*).................................  102.96%  $199,522,648
 OTHER ASSETS & LIABILITIES (NET)......................   (2.96)    (5,742,496)
                                                         -------  ------------
 TOTAL NET ASSETS......................................  100.00%  $193,780,152
                                                         =======  ============

--------
* For federal tax purposes, the tax basis of investments aggregates
  $199,875,094.
MTN -- Medium Term Note
TBA -- To be announced
                       See Notes to Financial Statements

Excelsior Funds Trust
Portfolio of Investments March 31, 2002
High Yield Fund




 Principal                                                            Value
 Amount                                                      Rate    (Note 1)
 ---------                                                   ----- ------------

 CORPORATE BONDS -- 97.76%
 AIRLINES - 7.11%
             Air Canada Corp.
 $9,.230,000 03/15/11.....................................   10.25 $  7,199,400
   5,350,000 Atlas Air Inc. 08/01/05......................   10.75    4,815,000
   4,127,484 Atlas Air Inc., Series 991B 01/02/15.........    7.63    3,706,026
                                                                   ------------
                                                                     15,720,426
                                                                   ------------
 BROADCAST SERVICE/PROGRAMS -- 0.51%
   2,210,000 Jones International Networks Ltd. 07/01/05...   11.75    1,127,100
                                                                   ------------
 BUILDING PRODUCTS -
 CEMENT/ AGGREGATE -- 1.50%
   4,500,000 Oglebay Norton Co. 02/01/09..................   10.00    3,307,500
                                                                   ------------
 CABLE TV -- 2.46%
   1,000,000 Frontiervision Holdings L.P., Series B, Step
             Bond 09/15/07................................   11.88      990,000
   1,000,000 09/15/07.....................................   11.88      990,000
   3,500,000 09/15/07.....................................   11.88    3,465,000
                                                                   ------------
                                                                      5,445,000
                                                                   ------------
 CASINO HOTELS -- 2.68%
   3,000,000 ++Resort International Hotel & Casino
             03/15/09.....................................   11.50    2,850,000
   1,085,000 Riviera Holdings Corp. 08/15/04..............   10.00      976,500
   2,000,000 Venetian Casino/lv Sands 11/15/04............   12.25    2,105,000
                                                                   ------------
                                                                      5,931,500
                                                                   ------------
 CASINO SERVICES -- 3.79%
   8,500,000 Mikohn Gaming Corp. 08/15/08.................   11.88    8,372,500
                                                                   ------------
 CELLULAR TELECOM -- 4.14%
   3,000,000 Alamosa Delaware, Inc. 02/01/11..............   12.50    2,460,000
   2,000,000 ++Horizon PCS Inc. 06/15/11..................   13.75    1,550,000
   6,200,000 Nextel Communications 02/01/11                   9.50    3,999,000
             ++Nextel Partners Inc.
   1,000,000 11/15/09.....................................   12.50      670,000
     750,000 03/15/10.....................................   11.00      472,500
                                                                   ------------
                                                                      9,151,500
                                                                   ------------
 COMMERCIAL SERVICE - FINANCE -- 1.31%
   3,000,000 Metris Cos., Inc. 07/15/06...................   10.13    2,895,000
                                                                   ------------
 CONTAINERS - METAL/GLASS -- 8.43%
             Crown Cork & Seal Co., Inc.
   7,500,000 01/15/05.....................................    8.38    5,625,000
   8,000,000 04/15/23.....................................    8.00    4,960,000
   2,000,000 04/15/03.....................................    6.75    1,700,000
  10,345,000 US Can Corp. 10/01/10........................   12.38    6,362,175
                                                                   ------------
                                                                     18,647,175
                                                                   ------------

  Principal                                                           Value
   Amount                                                    Rate    (Note 1)
  ---------                                                  ----- ------------

 CORPORATE BONDS -- (continued)
 CONTAINERS - PAPER/PLASTIC -- 3.96%
   5,255,000 Radnor Holdings Corp. 12/01/03...............   10.00    4,361,650
   5,300,000 Radnor Holdings Corp., Series B 12/01/03.....   10.00    4,399,000
                                                                   ------------
                                                                      8,760,650
                                                                   ------------
 DIVERSIFIED FINANCIAL SERVICES -- 3.14%
 $20,000,000 Finova Group, Inc. 11/15/09..................    7.50  $ 6,950,000
                                                                   ------------
 DIVERSIFIED MINERALS -- 1.30%
             Glencore Nickel Party Ltd.
   7,415,000 12/01/14.....................................    9.00    1,334,700
   8,515,000 12/01/14.....................................    9.00    1,532,700
                                                                   ------------
                                                                      2,867,400
                                                                   ------------
 ELECTRIC - GENERATIONS -- 3.35%
   9,500,000 Acs Corp., 06/01/09..........................    9.50    7,410,000
                                                                   ------------
 ELECTRIC - INTEGRATED -- 3.44%
   7,000,000 Mission Energy Holding Co., 07/15/08.........   13.50    7,612,500
                                                                   ------------
 FINANCE - CREDIT CARDS -- 1.32%
   3,000,000 Metris Cos., Inc., 11/01/04..................   10.00    2,925,000
                                                                   ------------
 FINANCE - OTHER SERVICES -- 5.86%
   7,115,000 IOS Capital, Inc. 06/15/04...................    9.75    7,113,570
   7,500,000 Madison River Capital llc/Madison River
             Financial Corp. 03/01/10.....................   13.25    5,850,000
                                                                   ------------
                                                                     12,963,570
                                                                   ------------
 FOOD - WHOLESALE/DISTRIBUTION -- 2.07%
   4,500,000 Fleming Cos., Inc. 07/31/07..................   10.63    4,584,375
                                                                   ------------
 METAL - ALUMINUM -- 6.81%
  14,343,000 Golden Northwest Aluminum, Inc. 12/15/06.....   12.00    8,605,800
  10,750,000 ++Ormet Corp. 08/15/08.......................   11.00    6,450,000
                                                                   ------------
                                                                     15,055,800
                                                                   ------------
 MULTI-LINE INSURANCE -- 0.40%
   1,000,000 American Financial Group 04/15/09............    7.13      894,806
                                                                   ------------
 OIL - FIELD SERVICES -- 1.82%
   4,775,000 Halliburton Co. 05/12/17.....................    7.53    4,021,027
                                                                   ------------
 PAPER & RELATED PRODUCTS -- 3.08%
   4,000,000 Fort James Corp. 09/15/07....................    6.88    3,750,000
   3,250,000 Potlatch Corp. 12/15/15......................    6.95    3,053,112
                                                                   ------------
                                                                      6,803,112
                                                                   ------------
 PROPERTY/CASUALTY INSURANCE -- 2.49%
   7,500,000 Fremont General Corp. 03/17/09...............    7.88    5,512,500
                                                                   ------------
 PUBLISHING - PERIODICALS -- 0.47%
   1,000,000 ++American Media Operation 05/01/09..........   10.25    1,035,000
                                                                   ------------

                       See Notes to Financial Statements

Excelsior Funds Trust
Portfolio of Investments March 31, 2002
High Yield Fund -- (continued)

 Principal                                                            Value
 Amount                                                      Rate    (Note 1)
 ---------                                                   ----- ------------

 CORPORATE BONDS -- (continued)
 SATELLITE TELECOM -- 6.13%
 $ 6,827,000 Loral Cyberstar Inc. 07/15/06................   10.00 $  5,120,250
   8,000,000 Star Choice Communications 12/15/05..........   13.00    8,440,000
                                                                   ------------
                                                                     13,560,250
                                                                   ------------
 SEISMIC DATA COLLECTION -- 2.46%
             ++Cie Gener De Geophysique
   2,000,000 11/15/07.....................................   10.63    2,070,000
   3,250,000 11/15/07.....................................   10.63    3,363,750
                                                                   ------------
                                                                      5,433,750
                                                                   ------------
 SPECIAL PURPOSE ENTITY -- 3.11%
   7,000,000 ++IPC Acquisition Corp. 12/15/09.............   11.50    6,877,500
                                                                   ------------
 TELECOM EQUIPMENT/FIBER
 OPTICS -- 1.45%
  28,000,000 Metromedia Fiber Network, Inc. 11/15/08......   10.00    1,960,000
   8,250,000 Williams Communications Group Inc., In
             Default, 10/01/07............................    0.00    1,237,500
                                                                   ------------
                                                                      3,197,500
                                                                   ------------
 TELECOM SERVICES -- 6.16%
  54,644,000 Frontier Corp., In Default, Step Bond
             10/15/03.....................................    6.00    7,650,160
   6,540,972 ++Global Crossing Holding Ltd. PIK, In
             Default......................................   10.50        6,541
  27,700,000 Global Crossing Ltd., Inc., In Default,
             05/15/04.....................................    7.25    3,878,000
  15,000,000 GT Group Telecommunications, Inc., Step Bond
             02/01/10.....................................    0.00      825,000
   2,000,000 Leap Wireless International Inc. 04/15/10....   12.50    1,260,000
                                                                   ------------
                                                                     13,619,701
                                                                   ------------
 TELEPHONE - INTEGRATED -- 1.74%
   4,000,000 ++TSI Telecommunications 02/01/09............   12.75    3,840,000
                                                                   ------------
 TELEVISION -- 3.48%
  11,000,000 Pegasus Satellite Communications, Inc.
             08/01/06.....................................   12.38    7,700,000
                                                                   ------------
 TRANSPORTATION - EQUIPMENT & LEASING -- 0.09%
   2,000,000 Anthony Crane Rental L.P. 08/01/08...........   10.38      200,000
                                                                   ------------

  Principal                                                           Value
   Amount                                                   Rate     (Note 1)
  ---------                                                ------  ------------

 CORPORATE BONDS -- (continued)
 TRANSPORTATION - MARINE -- 1.70%
             Stena AB
 $   700,000 12/15/05...................................    10.50  $    708,750
   3,170,000 06/15/07...................................     8.75     3,047,163
                                                                   ------------
                                                                      3,755,913
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost $231,765,055)........................            216,178,055
                                                                   ------------

 U.S. GOVERNMENT AGENCY OBLIGATION -- 0.77%
   1,700,000 Federal Home Loan Mortgage Corporation
             (Cost $1,700,000) 04/01/02.................     1.75     1,700,000
                                                                   ------------

   Shares
   ------

 WARRANTS -- 0.06%
      10,000 +GT Group Telecom, Inc., Class B, Expires
             02/01/10...................................                 20,000
      67,340 +Loral Space & Communications, Expires
             12/26/06...................................                 67,340
       8,500 +Mikohn Gaming Warrants, Expires 8/15/08...                 42,500
                                                                   ------------
             TOTAL WARRANTS
             (Cost $207,500)............................                129,840
                                                                   ------------
 TOTAL INVESTMENTS (Cost $233,672,555)...................   98.59% $218,007,895
 OTHER ASSETS & LIABILITIES (NET)........................    1.41     3,123,320
                                                           ------  ------------
 TOTAL NET ASSETS........................................  100.00% $221,131,215
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $234,820,570.
+ Non-income producing security
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002 these securities amounted to $25,349,041 or 11.46% of net assets.
In Default -- Security in default on interest payments.
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
PIK -- Pay-in-Kind
Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2002. Maturity date is the ultimate maturity.
Zero Coupon -- Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2002. Maturity date is the ultimate maturity.
                       See Note to Financial Statements

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the "Trust") is a business trust organized under the laws of the State of Delaware on May 11, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end diversified management investment companies.

  Excelsior Fund and the Trust currently offer shares in nineteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund, Portfolios of Excelsior Fund and High Yield Fund, a Portfolio of the Trust (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolios adopted the provisions of the Guide as required on April 1, 2001. See Note 1(g) for additional information.

  The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") are presented separately. The High Yield Fund commenced operations on October 31, 2000.

  (a) Portfolio valuation:

    Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust.

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

    Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to United States dollars equivalent at the prevailing market rate on the day of conversion. The Portfolios do not isolate that portion of gains and losses on equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Concentration of risks

    The High Yield Bond Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

  (d) Repurchase agreements:

    The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (e) Dividends and distributions to shareholders:

    Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders at least annually.

  (f) Expense allocation:

    Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can otherwise be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio and expenses directly attributable to a particular class of shares in a Portfolio are charged to such class.

  (g) Change in accounting principle:

    The Portfolios adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies, as required, effective April 1, 2001. Prior to April 1, 2001, the Portfolios recorded paydown gains and losses on mortgage-backed and asset-backed securities as realized gains and losses, rather than as components of interest income. The cumulative effect of applying the required changes had no impact on the net assets or net asset value per share reported in the financials statements, but resulted in the following:

                                                           Increase    Increase
                                                          (decrease)  (decrease)
                                                              in         in
                                                           Interest   Realized
                                                            Income      Gains
                                                          ----------  ---------
     Managed Income Fund................................. $(132,249)  $132,249
     Short-Term Government Securities Fund............... $ (91,960)  $ 91,960
     Intermediate-Term Managed Income Fund............... $  16,819   $(16,819)

    The statement of changes in net assets and financial highlights for prior years have not been restated to reflect this change in accounting principle.
2. Investment Advisory Fee, Administration Fee, Distribution Expenses, Shareholder Servicing Agent and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Managed Income Fund, 0.35% of the average daily net assets of the Intermediate-Term Managed Income Fund, 0.30% of the average daily net assets of the Short-Term Government Securities Fund and

0.80% of the average daily net assets of the High Yield Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

  U.S. Trust Company, SEI Investments Mutual Funds Services and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Prior to June 4, 2001, U.S. Trust Company, J.P. Morgan Investor Services Co. and FSC served as administrators for Excelsior Fund and the Trust pursuant to administration agreements substantially similar to those currently in effect for the Portfolios. Effective June 4, 2001, and until further notice to the Portfolios, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2002, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

     Managed Income Fund.............................................. $182,826
     Intermediate-Term Income Fund....................................  175,399
     Short-Term Managed Income Fund...................................   90,661
     High Yield Fund..................................................  104,286

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2002, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets:

     Managed Income Fund.................................................. 0.90%
     Intermediate-Term Managed Income Fund................................ 0.65%
     Short-Term Government Securities Fund................................ 0.60%
     High Yield Fund--Shares.............................................. 1.05%
     High Yield Fund--Institutional Shares................................ 0.80%

  In addition, currently, U.S. Trust is voluntarily limiting its investment advisory fee to 0.65% of the average daily net assets for Managed Income Fund.

  For the year ended March 31, 2002, pursuant to the above, U.S. Trust waived investment advisory fees totaling $232,438 and $324,817 for Managed Income Fund and High Yield Fund, respectively.

  Excelsior Fund and the Trust has also entered into administrative servicing agreements with various service organizations (which may include U.S. Trust and its affiliates) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid to affiliates of U.S. Trust amounted to $615,221 for the year ended March 31, 2002. Prior to August 1, 2001, U.S. Trust voluntarily waived investment advisory fees and administration fees payable by each Portfolio in an amount equal to the administrative servicing fees expense paid to subsidiaries of U.S. Trust Corporation. Effective August 1, 2001, U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each single class Portfolio in an amount equal to the administrative servicing fees paid to subsidiaries of U.S. Trust Corporation. Also effective August 1, 2001, U.S. Trust reduced its voluntary waiver with regard to multi-class Portfolios so that it receives administrative servicing fees at the annual rate of 0.25% of the average daily net asset value of each multi-class Portfolio's Shares class for which it provides administrative servicing. For the year ended March 31, 2002, U.S. Trust waived investment advisory and administration fees in amounts equal to the administration servicing fees for the Portfolios as follows:

     Managed Income Fund.............................................. $123,143
     Intermediate-Term Managed Income Fund............................  313,381
     Short-Term Government Securities Fund............................   91,936
     High Yield Fund..................................................   86,761

  Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Effective September 24, 2001, the Portfolios entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") under which BFDS provides shareholder servicing agency services to the Portfolios. Prior to September 24, 2001, J.P. Morgan Investor Services Co. acted as shareholder servicing agent to the Portfolios.

  The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the daily net asset value of the Portfolio's outstanding shares. Effective August 1, 2001, until further notice, the Trust has voluntarily agreed to stop charging fees under the Distribution Plan.

  Effective September 5, 2001, each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee. Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman receives an additional fee of $5,000. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees. Prior to September 5, 2001, each Independent Director of Excelsior Fund received an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and was reimbursed for expenses incurred for attending meetings. The Chairman received an additional annual fee of $5,000. Each member of the Nominating Committee received an annual fee of $2,000 for services in connection with this committee. Independent Trustees of Excelsior Trust received an annual fee of $4,000, plus a meeting fee of $250 for each meeting attended. The Chairman received an additional fee of $5,000. Each member of the Nominating Committee received an annual fee of $1,000 for services in connection with this committee. In addition, Directors and Trustees were reimbursed by Excelsior Fund and the Trust, respectively for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3. Purchases and Sales of Securities:

  For the year ended March 31, 2002, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
     Managed Income Fund
      U.S. Government................................ $256,806,708 $227,910,242
      Other..........................................   70,920,231   93,590,249
     Intermediate-Term Managed Income Fund
      U.S. Government................................  147,919,256  105,012,853
      Other..........................................  151,146,435  150,954,342
     Short-Term Government Securities Fund
      U.S. Government................................  176,906,431   81,979,078
      Other..........................................   19,372,603    3,981,726
     High Yield Fund
      U.S. Government................................           -            -
      Other..........................................  574,612,041  414,716,865

4. Federal Taxes

  It is the policy of Excelsior Fund and the Trust that each Portfolio continue to qualify as regulated investment companies, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

  In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                                                    Accumulated
                                                     Undistributed      Net
                                                     Net Investment  Realized
                                                         Income     Gain (Loss)
                                                     -------------- -----------
     Managed Income Fund............................    $101,133     $(101,133)
     Intermediate-Term Managed Income Fund..........     (13,162)       13,162
     Short-Term Government Securities Fund..........      75,594       (75,594)
     High Yield Fund................................      (9,677)        9,677

  The tax character of dividends and distributions paid during the years ended March 31, 2001 and March 31, 2002 were as follows:

                                           Ordinary    Long-Term
                                            Income    Capital Gain    Total
                                          ----------- ------------ -----------
     Managed Income Fund
       2001.............................. $13,570,243         --   $13,570,243
       2002..............................  14,209,377  $1,253,557   15,462,934
     Intermediate-Term Managed Income
      Fund
       2001..............................  11,548,790         --    11,548,790
       2002..............................  13,194,894     575,611   13,770,505
     Short-Term Government Securities
      Fund
       2001..............................   3,416,059         --     3,416,059
       2002..............................   5,677,912     215,790    5,893,702
     High Yield Fund
       2001..............................   1,366,910         --     1,366,910
       2002..............................  25,702,119         --    25,702,119

  As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                        Post-                      Other       Unrealized
                             Ordinary    Long-Term     October    Capital Loss   Temporary    Appreciation
                              Income   Capital Gains   Losses     Carryforward  Differences  (Depreciation)    Total
                            ---------- ------------- -----------  ------------  -----------  -------------- ------------
   Managed Income Fund..... $1,305,811        --     $  (658,126)         --    $(1,207,887)  $  1,024,947  $    464,745
   Intermediate-Term
    Managed Income Fund....  2,476,093   $614,191            --           --     (1,471,920)    (2,210,172)     (591,808)
   Short-Term Government
    Securities Fund........    765,175        --          (7,709)         --       (656,697)      (352,446)     (251,677)
   High Yield Fund.........  5,526,174        --      (3,372,880) $(2,181,579)   (5,272,143)   (16,812,675)  (22,113,103)

  Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year.

  For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2002, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                                 Expiration Date
                                                                 March 31, 2010
                                                                 ---------------
     High Yield Fund............................................   $2,181,579

  During the year ended March 31, 2002, the Managed Income Fund, Intermediate-Term Managed Fund and Short-term Government Securities Funds, utilized capital loss carryforwards totaling $483,913, $2,649,343 and $337,941 respectively, to offset realized capital gains.

  At March 31, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                          Tax Basis     Tax Basis    Net Unrealized
                            Federal Tax   Unrealized    Unrealized    Appreciation
                                Cost     Appreciation (Depreciation) (Depreciation)
                            ------------ ------------ -------------- --------------
   Managed Income Fund..... $256,615,109 $ 3,598,028   $ (2,573,081)  $  1,024,947
   Intermediate-Term
    Managed Income Fund....  283,899,916   3,019,892     (5,230,064)    (2,210,172)
   Short-Term Government
    Securities Fund........  199,875,094     908,080     (1,260,526)      (352,446)
   High Yield Fund.........  234,820,570  14,730,628    (31,543,303)   (16,812,675)

5. Capital Transactions

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
31.375 billion of which is currently classified to represent interests in one of nineteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 750 million shares of the Managed Income Fund, 1.5 billion shares of the Intermediate-Term Managed Income Fund, and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

                                             Managed Income
                              ------------------------------------------------
                               Year Ended 03/31/02      Year Ended 03/31/01
                              -----------------------  -----------------------
                                Shares      Amount       Shares      Amount
                              ----------  -----------  ----------  -----------
Sold.........................  8,033,767  $73,249,334   9,021,421  $79,159,029
Issued as reinvestment of
 dividends...................    256,473    2,339,213     248,365    2,183,511
Redeemed..................... (8,280,919) (75,513,874) (7,353,235) (64,597,718)
                              ----------  -----------  ----------  -----------
Net Increase.................      9,321  $    74,673   1,916,551  $16,744,822
                              ==========  ===========  ==========  ===========

                                Intermediate-Term Managed Income Fund
                           ---------------------------------------------------
                             Year Ended 03/31/02       Year Ended 03/31/01
                           ------------------------  -------------------------
                             Shares       Amount       Shares        Amount
                           ----------  ------------  -----------  ------------
Sold.....................  15,012,878  $108,479,291   18,229,333  $126,510,116
Issued as reinvestment of
 dividends...............      77,655       561,129       80,598       556,424
Redeemed.................  (7,192,566)  (51,969,267) (10,684,006)  (74,214,931)
                           ----------  ------------  -----------  ------------
Net Increase.............   7,897,967  $ 57,071,153    7,625,925  $ 52,851,609
                           ==========  ============  ===========  ============
                                 Short-Term Government Securites Fund
                           ---------------------------------------------------
                             Year Ended 03/31/02       Year Ended 03/31/01
                           ------------------------  -------------------------
                             Shares       Amount       Shares        Amount
                           ----------  ------------  -----------  ------------
Sold.....................  22,733,901  $162,795,369    7,033,078  $ 49,190,500
Issued as reinvestment of
 dividends...............     105,281       752,260       97,923       679,761
Redeemed.................  (6,243,685)  (44,725,169)  (5,084,204)  (35,339,346)
                           ----------  ------------  -----------  ------------
Net Increase.............  16,595,497  $118,822,460    2,046,797  $ 14,530,915
                           ==========  ============  ===========  ============
                                           High Yield Fund
                           ---------------------------------------------------
                             Year Ended 03/31/02       10/31/00 - 03/31/01
                           ------------------------  -------------------------
                             Shares       Amount       Shares        Amount
                           ----------  ------------  -----------  ------------
Sold:
  Shares.................  23,197,321  $154,691,471    8,249,273  $ 59,856,423
  Institutional Shares...   5,863,484    38,367,544    2,535,567    18,250,149
Issued as reinvestments
 of dividends:
  Shares.................     207,308     1,355,149       11,494        84,198
  Institutional Shares...      37,786       240,458          294         2,136
Redeemed:
  Shares.................  (3,455,850)  (22,873,383)    (319,070)   (2,362,585)
  Institutional Shares...    (585,500)   (3,806,162)     (76,058)     (561,080)
                           ----------  ------------  -----------  ------------
Net Increase.............  25,264,549  $167,975,077   10,401,500  $ 75,269,241
                           ==========  ============  ===========  ============

--------
* Commencement of Operations

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2002, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Boards of Directors/Trustees of
Excelsior Funds, Inc. and
Excelsior Funds Trust

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Funds (three of the portfolios constituting the Excelsior Funds, Inc., and one of the portfolios constituting the Excelsior Funds Trust) (collectively, the "Funds") as of March 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Funds at March 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.




Boston, Massachusetts                     /s/ Ernst & Young LLP
May 10, 2002

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

  Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below. Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                      Number of
                                                                                    Portfolios in
                                            Term of                                   Excelsior
                     Position(s)           Office and                               Funds Complex     Other
                      Held with            Length of                                 Overseen by  Directorships
   Name, Address,        each                 Time       Principal Occupation(s)        Board     Held by Board
       Age(1)          Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
   --------------    -----------------     ---------- ----------------------------  ------------- -------------
 INDEPENDENT BOARD MEMBERS
 Frederick S. Wonham    Director/Trustee,  Since 1997 Retired; Chairman of the            33          None
  Age: 70               Chairman of                   Board (since 1997) and
                        the Board                     President, Treasurer and
                                                      Director (since 1995) of
                                                      Excelsior Fund and Excelsior
                                                      Tax-Exempt Fund; Chairman of
                                                      the Boards (since 1997),
                                                      President, Treasurer and
                                                      Trustee (since 1995) of
                                                      Excelsior Funds Trust; Vice
                                                      Chairman of U.S. Trust
                                                      Corporation and U.S. Trust
                                                      New York (from February 1990
                                                      until September 1995); and
                                                      Chairman, U.S. Trust Company
                                                      (from March 1993 to May
                                                      1997).

 Rodman L. Drake        Director/Trustee   Since 1994 Director of Excelsior Fund          33          None
  Age: 59                                             and Excelsior Tax-Exempt
                                                      Fund (since 1996); Trustee
                                                      of Excelsior Funds Trust
                                                      (since 1994); Director,
                                                      Parsons Brinkerhoff, Inc.
                                                      (engineering firm) (since
                                                      1995); President,
                                                      Continuation Investments
                                                      Group, Inc. (since 1997);
                                                      President, Mandrake Group
                                                      (investment and consulting
                                                      firm) (1994-1997); Chairman,
                                                      MetroCashcard International
                                                      Inc. (since 1999); Director,
                                                      Hotelivision, Inc. (since
                                                      1999); Director, Alliance
                                                      Group Services, Inc. (since
                                                      1998); Director, Clean Fuels
                                                      Technology Corp. (since
                                                      1998); Director, Absolute
                                                      Quality Inc.(since 2000);
                                                      Director, Hyperion Total
                                                      Return Fund, Inc. and three
                                                      other funds for which
                                                      Hyperion Capital Management,
                                                      Inc. serves as investment
                                                      adviser (since 1991);
                                                      Director, The Latin America
                                                      Smaller Companies Fund, Inc.
                                                      (from 1993 to 1998).

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                  Position(s)           Length of                                 Overseen by  Directorships
 Name, Address,  Held with each            Time       Principal Occupation(s)        Board     Held by Board
     Age(1)         Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
 --------------   ----------------      ---------- ----------------------------  ------------- -------------
 Ralph E. Gomory    Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 72                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); President,
                                                   Alfred P. Sloan Foundation
                                                   (since 1989); Director,
                                                   Ashland, Inc. (refining,
                                                   distribution, road
                                                   construction) (since 1989);
                                                   Director, Lexmark
                                                   International, Inc. (printer
                                                   manufacturing) (since 1991);
                                                   Director, Washington Post
                                                   Company (media) (since
                                                   1989); Director, Polariod
                                                   Company (cameras and film)
                                                   (since 1993).

 Mel Hall           Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 57                                  2000    and Excelsior Tax-Exempt
                                                   Fund (since July 2000);
                                                   Trustee of Excelsior Funds
                                                   Trust (since July 2000);
                                                   Chief Executive Officer,
                                                   Comprehensive Health
                                                   Services, Inc. (health care
                                                   management and
                                                   administration).

 Roger M. Lynch     Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 61                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); Retired:
                                                   Chairman of the Board of
                                                   Trustees of Fairfield
                                                   University (since 1996);
                                                   Director, SLD Commodities,
                                                   Inc. (importer of nuts)
                                                   (since 1991); President,
                                                   Corporate Asset Funding Co.,
                                                   Inc. (asset securitization)
                                                   (from 1987 to 1999); General
                                                   Partner (from 1980 to 1986)
                                                   and Limited Partner (from
                                                   1986 to 1999), Goldman Sachs
                                                   & Co.; Chairman, Goldman
                                                   Sachs Money Markets, Inc.
                                                   (from 1982 to 1986).

 Jonathan Piel      Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 63                                  1994    and Excelsior Tax-Exempt
                                                   Fund (since 1996); Trustee
                                                   of Excelsior Funds Trust
                                                   (since 1994); Director,
                                                   Group for The South Fork,
                                                   Bridgehampton, New York
                                                   (since 1993); and Member,
                                                   Advisory Committee, Knight
                                                   Journalism Fellowships,
                                                   Massachusetts Institute of
                                                   Technology (since 1984);
                                                   Candidate for the degree of
                                                   Master of Professional
                                                   Studies, Interactive
                                                   Telecommunication Program,
                                                   Tisch School of the Arts,
                                                   New York University;
                                                   expected date of Graduation,
                                                   May 2002.

                                                                                   Number of
                                                                                 Portfolios in
                                       Term of                                     Excelsior
                                     Office and                                  Funds Complex     Other
                      Position(s)     Length of                                   Overseen by  Directorships
   Name, Address,    Held with each     Time         Principal Occupation(s)         Board     Held by Board
       Age(1)           Company       Served(2)        During Past 5 Years         Member(3)     Member(4)
   --------------    -------------- ------------- ----------------------------   ------------- -------------
 OFFICERS
 Stephen C.           President     Since         Executive Vice President,           N/A           N/A
  Hassenfelt Age:                   February 2002 U.S. Trust Corporation
  52                                              (since January 2002);
                                                  Chairman, U.S. Trust Company
                                                  of North Carolina (since
                                                  1999); Chairman and Chief
                                                  Executive Officer, NCT
                                                  Opportunities, Inc. (since
                                                  1994); Chairman and founder,
                                                  North Carolina Trust Company
                                                  (from 1984 to 1999);
                                                  Director, Guilford Mills,
                                                  Inc. (since 1989) and The
                                                  Tenner Companies (since
                                                  1993).

 Brian Schmidt        Vice          Since 2001    Senior Vice President, U.S.         N/A           N/A
  225 High Ridge      President,                  Trust Company (since 1998);
  Road Stamford, CT   Chief                       Vice President, U.S. Trust
  06905 Age: 43       Financial                   Company (from 1996-1998);
                      Officer and                 Vice President, Chief
                      Treasurer                   Financial Officer and
                                                  Treasurer, Excelsior Fund,
                                                  Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001); Chief
                                                  Financial Officer, Excelsior
                                                  Venture Investors III, LLC
                                                  and Excelsior Venture
                                                  Partners III, LLC (since
                                                  2001); Chief Financial
                                                  Officer, Excelsior Private
                                                  Equity Fund II, Inc. (since
                                                  1997) and UST Private Equity
                                                  Fund, Inc. (since 1995).

 Frank Bruno          Vice          Since 2001    Vice President, U.S. Trust          N/A           N/A
  225 High Ridge      President                   Company (since 1994); Vice
  Road Stamford, CT   and                         President and Assistant
  06905 Age: 42       Assistant                   Treasurer, Excelsior Fund,
                      Treasurer                   Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001);
                                                  Treasurer, Excelsior Venture
                                                  Investors III, LLC and
                                                  Excelsior Venture Partners
                                                  III, LLC (since 2001),
                                                  Excelsior Private Equity
                                                  Fund II, Inc. (since 1997)
                                                  and UST Private Equity Fund,
                                                  Inc. (since 1995).

 W. Bruce McConnel,   Secretary     Since 1984    Partner of the law firm of          N/A           N/A
  III One Logan                                   Drinker Biddle & Reath LLP.
  Square 18th and
  Cherry Streets
  Philadelphia, PA
  19103-6996
  Age: 59

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                          Position(s)   Length of                                 Overseen by  Directorships
  Name, Address,         Held with each    Time       Principal Occupation(s)        Board     Held by Board
      Age(1)                Company     Served(2)       During Past 5 Years        Member(3)     Member(4)
  --------------         -------------- ---------- ----------------------------  ------------- -------------
Diane E. McCarthy         Assistant     Since      Partner of the law firm of         N/A           N/A
 One Logan Square         Secretary     February   Drinker Biddle & Reath LLP.
 18th and Cherry Streets                2002
 Philadelphia, PA
 19103-6996
 Age: 50

Julia Babik               Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 530 East                 Treasurer                since May 1993. Director of
 Swedesford Road                                   Funds Accounting, SEI
 Wayne, PA 19087                                   Investments, since 2000;
 Age: 33                                           Fund Accounting Manager,
                                                   1997-2000.

Timothy D. Barto          Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 One Freedom              Treasurer                since October 1999. Vice
 Valley Drive                                      President and Assistant
 Oaks, PA 19456                                    Secretary of SEI Investments
 Age: 34                                           since December 1999.
                                                   Associate at Dechert, Price
                                                   & Rhoads (1997-1999).
                                                   Associate at Richter, Miller
                                                   & Finn (1993-1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2002, the Excelsior Funds Complex consisted of 33 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

        Voting Results of Special Meetings of Shareholders: (Unaudited)

  On September 7, 2001 there was a special meeting of the shareholders of Excelsior Funds Trust, at such meeting shareholders of were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds Trust.

   For the proposal...............................................    74,992,212
   Against the proposal...........................................       104,955
   Abstain........................................................             0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds Trust.

   For the proposal...............................................    74,983,840
   Against the proposal...........................................        51,955
   Abstain........................................................        61,677

  On September 7, 2001 and continued until September 14, 2001, there was a special meeting of the shareholders of Excelsior Funds Inc. and Excelsior Tax-
Exempt Funds, Inc., at such meeting shareholders were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds, Inc. and
  Excelsior Tax-Exempt Funds, Inc.

   For the proposal............................................... 2,605,422,870
   Against the proposal...........................................    46,506,773
   Abstain........................................................             0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

   For the proposal............................................... 2,617,069,459
   Against the proposal...........................................    31,498,404
   Abstain........................................................     3,361,780

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2002, the designation of long-term capital gains and the percentage of income earned from direct treasury obligations was as follows:

                                                               20%
                                                            Long-Term   Interest
                                                           Capital Gain  Earned
                                                           ------------ --------
Managed Income Fund.......................................  $1,253,557    9.99%
Intermediate-Term Managed Income Fund.....................     575,611    7.05%
Short-Term Government Securities Fund.....................     215,790   27.35%
High Yield Fund...........................................         --     0.49%



                                                                    AR-TXBL-0302